UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 2007

Commission File Number of issuing entity: 333-140399-01

SERIES 2007-1G WST TRUST

(Exact name of issuing entity)

Commission File Number of depositor: 333-140399

WESTPAC SECURITISATION MANAGEMENT PTY LIMITED

(Exact name of depositor as specified in its charter)

WESTPAC BANKING CORPORATION

(Exact name of sponsor as specified in its charter)

Sydney, Australia	N/A
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

275 Kent Street, 20th Floor Sydney, NSW 2000 Australia	N/A
(Address of principal executive offices)	(Zip Code)

(011) 612-8253-3589

(Registrant’s telephone number, including area code)

N/A

(Former name, former address, if changed since last report)

Exhibit Index located on Page 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

ITEM 8.01.	Other Events.

On or about May 31, 2007, Westpac Securitisation Management Pty Limited, as depositor for Series 2007-1G WST Trust (the “Trust”) will cause the issuance of the Mortgage Backed Floating Rate Notes, including the following class offered pursuant to a Registration Statement on Form S-3 (File No. 333-140399) filed by the Registrant with the Securities and Exchange Commission: Class A2a (the “Notes”).

Copies of the opinions of Mayer, Brown, Rowe & Maw LLP with respect to legality of the Notes and with respect to certain federal tax matters, together with related consents of Mayer, Brown, Rowe & Maw LLP and copies of the opinions of Allens Arthur Robinson with respect to certain tax matters and with respect to the enforceability of foreign judgments, together with the related consents of Allens Arthur Robinson, to the incorporation by reference of such opinions as exhibits to the Registration Statement, are filed as Exhibits to this Report.

ITEM 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following are filed as Exhibits to this Report:

5.1	Opinion of Mayer, Brown, Rowe & Maw LLP relating to legality of the Notes.

8.1	Opinion of Mayer, Brown, Rowe & Maw LLP relating to Federal tax matters.

8.2	Opinion of Allens Arthur Robinson relating to certain tax matters.

23.1	Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as exhibit 5.1).

23.2	Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as exhibit 8.1).

23.3	Consent of Allens Arthur Robinson (included in opinion filed as exhibit 8.2).

23.4	Consent of Allens Arthur Robinson (included in opinion filed as exhibit 99.1).

99.1	Opinion of Allens Arthur Robinson relating to enforceability of foreign judgments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTPAC SECURITISATION MANAGEMENT PTY LIMITED

By:	/s/ James O’Dwyer
Name:James O’Dwyer
Title:Manager Securitization Specialist Services

Dated: May 31, 2007

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Mayer, Brown, Rowe & Maw LLP relating to legality of the Notes.

8.1	Opinion of Mayer, Brown, Rowe & Maw LLP relating to Federal tax matters.

8.2	Opinion of Allens Arthur Robinson relating to certain tax matters.

23.1	Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as exhibit 5.1).

23.2	Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as exhibit 8.1).

23.3	Consent of Allens Arthur Robinson (included in opinion filed as exhibit 8.2).

23.4	Consent of Allens Arthur Robinson (included in opinion filed as exhibit 99.1).

99.1	Opinion of Allens Arthur Robinson relating to enforceability of foreign judgments.